Research and Development Costs	12 Months Ended
Dec. 31, 2013
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Research and Development Costs

23. Research and Development Costs

R&D costs (net of credits and excluding contributions under the NRE funding agreements from Participating Customers of the CCIP) increased by EUR 292.9 million, or 49.7 percent, to EUR 882.0 million in 2013 from EUR 589.1 million in 2012. R&D spending mainly increased due the additional investments in EUV source development as a result of the acquisition of Cymer and further investments in our other strategic programs (Immersion and holistic lithography).

R&D costs (net of credits) in 2012 (EUR 589.1 million) were in line with 2011 (EUR 590.3 million). R&D spending remained stable and mainly related to our strategic programs, in particular EUV, immersion and holistic lithography.

R&D costs include credits for an amount of EUR 16.0 million, EUR 17.9 million and EUR 25.1 million in 2013, 2012 and 2011 respectively. R&D credits relate to worldwide (inter-)governmental funding for certain strategic development programs. The decrease in R&D credits is the result of a change in government programs from subsidy payments to fiscal incentives. These incentives lead to tax deductions in mainly Dutch and United States tax jurisdictions.